                                                                    EXHIBIT 10.2

                                SECOND AMENDMENT

                  SECOND AMENDMENT (this "Amendment"), dated as of June 15, 2001, among FLOWERS FOODS, INC., a Georgia corporation (the "Borrower"), the Lenders party to the Credit Agreement referred to below (the "Lenders"), SUNTRUST BANK, as syndication agent (the "Syndication Agent"), and BANKERS TRUST COMPANY, as administrative agent (the "Administrative Agent" and, together with the Syndication Agent, the "Agents" and each, an "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the Lenders and the Agents are parties to the Credit Agreement, dated as of March 26, 2001 (as amended, modified, restated and/or supplemented through, but not including, the date hereof, the "Credit Agreement");

                  WHEREAS, the Borrower has requested, and the Agents and the Lenders have agreed to, the amendments and waivers provided herein on the terms and conditions set forth herein;

                  NOW, THEREFORE, it is agreed:

                  1. Section 11 of the Credit Agreement is hereby amended by amending the definition of "Test Period" appearing therein by (i) deleting the first reference to "April 1, 2002" appearing therein and inserting a reference to "July 1, 2002" in lieu thereof and (ii) deleting the first reference to "March 31, 2001" appearing therein and inserting a reference to "June 30, 2001" in lieu thereof.

                  2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  5. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when the Borrower and the Required Lenders shall have signed a

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counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office.

                  6. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Second Amendment Effective Date, after giving effect to this Amendment, and (ii) on the Second Amendment Effective Date, after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

                  7. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This Amendment shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.

                                      * * *


                                      -2-
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                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                FLOWERS FOODS, INC.



                                By: /s/ Thomas B. Jones, Jr.
                                   ---------------------------------------------
                                   Name: Thomas B. Jones, Jr.
                                   Title: Treasurer



                                BANKERS TRUST COMPANY,
                                   Individually and as Administrative Agent



                                By: /s/ Scottye P. Lindsey
                                   ---------------------------------------------
                                   Name: Scottye P. Lindsey
                                   Title: Vice President



                                SUNTRUST BANK, Individually and as
                                   Syndication Agent



                                By: /s/ Michael Pugsley
                                   ---------------------------------------------
                                   Name: Michael Pugsley
                                   Title: Vice President



                                AG FIRST FARM CREDIT BANK

                                By: /s/ John W. Burnside, Jr.
                                   ---------------------------------------------
                                   Name: John W. Burnside, Jr.
                                   Title: Vice President

                                LANDMARK CDO LIMITED
                                    By: Aladdin Asset Management LLC
                                        as Manager

                                By: /s/ T. Egsochacik
                                   ---------------------------------------------
                                   Name: T. Egsochacik
                                   Title: Vice President

                                AIB GROUP

                                By: /s/ Rima Terradista
                                   ---------------------------------------------
                                   Name: Rima Terradista
                                   Title: Vice President

                                ALLSTATE LIFE INSURANCE COMPANY

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                By:
                                  ----------------------------------------------
                                  Name:
                                  Title:

                                ARES LEVERAGED INVESTMENT FUND II, L.P.
                                    By: Ares Management II L.P.
                                        its General Partner

                                By: /s/ David Sail
                                  ----------------------------------------------
                                  Name: David Sail
                                  Title: Unknown



                                ARES IV CLO, LTD.
                                By: ARES CLO Management IV, L.P.,
                                    as Investment Manager
                                By: ARES CLO GP IV, LLC,
                                    its Investment Manager

                                By: /s/ David Sail
                                   ---------------------------------------------
                                   Name: David Sail
                                   Title: Unknown

                                BAVARIA TRR CORPORATION

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                GRAYSTON CLO 2001-1 LTD.
                                    By: Bear Streans Asset Management, Inc.
                                        as its Collateral Manager

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                BANK HAPOALIM B.M.

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                THE BANK OF NOVA SCOTIA

                                By: /s/ William E. Zarrett
                                   ---------------------------------------------
                                   Name: William E. Zarrett
                                   Title: Managing Director

                                CHEVY CHASE FEDERAL SAVINGS BANK

                                By: /s/ Carlos L. Heard
                                   ---------------------------------------------
                                   Name: Carlos L. Heard
                                   Title: Assistant Vice President

                                ELT LTD.

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                COBANK

                                By: /s/ Brian J. Klatt
                                   ---------------------------------------------
                                   Name: Brian J. Klatt
                                   Title: Vice President

                                CREDIT LYONNAIS

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                EATON VANCE CDO III
                                By: Eaton Vance Management,
                                    as Investment Advisor



                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                                EATON VANCE CDO IV
                                By: Eaton Vance Management,
                                    as Investment Advisor


                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                                EATON VANCE CDO V
                                By: Eaton Vance Management,
                                    as Investment Advisor


                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                                EATON VANCE SENIOR INCOME TRUST
                                By: Eaton Vance Management,
                                    as Investment Advisor

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                                EATON VANCE GRAYSON & CO.
                                By: Boston Management and Research,
                                    as Investment Advisor

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                SENIOR DEBT PORTFOLIO
                                    By: Boston Management and Research
                                        as Investment Advisor

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                FARM CREDIT BANK OF WICHITA

                                By: /s/ Patrick Zeka
                                   ---------------------------------------------
                                   Name: Patrick Zeka
                                   Title: Assistant Vice President

                                FARM CREDIT SERVICES OF AMERICA

                                By: /s/ Bruce P. Rouse
                                   ---------------------------------------------
                                   Name: Bruce P. Rouse
                                   Title: Vice President

                                FLAGSHIP CLO-2001-1

                                By: /s/ James T. Anderson
                                   ---------------------------------------------
                                   Name: James T. Anderson
                                   Title: Managing Director

                                FRANKLIN CLO II, LTD.

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                FRANKLIN FLOAT RATE MASTER SERIES

                                By:
                                   ---------------------------------------------
                                  Name:
                                  Title:

                                FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                APEX (IDM) CDO I, LTD.

                                By: /s/ John W. Stelwagon
                                   ---------------------------------------------
                                   Name: John W. Stelwagon
                                   Title: Managing Director

                                FIRST UNION NATIONAL BANK

                                By: /s/ Charles B. Edmonson
                                   ---------------------------------------------
                                   Name: Charles B. Edmonson
                                   Title: Vice President

                                HARCH CLO I LIMITED

                                By: /s/ Michael E. Lewitt
                                   ---------------------------------------------
                                   Name: Michael E. Lewitt
                                   Title: Authorized Signatory

                                HARRIS TRUST AND SAVINGS BANK

                                By: /s/ William R. Corya
                                   ---------------------------------------------
                                   Name: William R. Corya
                                   Title: Vice President

                                THE INDUSTRIAL BANK OF JAPAN, LTD.

                                By: /s/ James W. Masters
                                   ---------------------------------------------
                                   Name:  James W. Masters
                                   Title: Senior Vice President

                                RIVIERA FUNDING LLC

                                By: /s/ Ann E. Morris
                                   ---------------------------------------------
                                   Name:  Ann E. Morris
                                   Title: Assistant Vice President

                                FLEET NATIONAL BANK
                                    As Trust Administrator For Long Lane
                                    Master Trust IV

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                THE MITSUBISHI TRUST AND BANKING
                                    CORPORATION

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                NATEXIS BANQUE POPULARIES

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                NUVEEN FLOATING RATE FUND

                                By: /s/ Lisa M. Mincheski
                                   ---------------------------------------------
                                   Name: Lisa M. Mincheski
                                   Title: Managing Partner

                                OAK HILL CLO MANAGEMENT I, LLC
                                   as Investment Manager for Oak Hill Credit
                                   Partners I, Limited

                                By: /s/ Scott D. Krase
                                   ---------------------------------------------
                                   Name: Scott D. Krase
                                   Title: Authorized Signatory

                                OAK HILL SECURITIES FUND, L.P.
                                   By: Oak Hill Securities GenPar, L.P.
                                       its General Partner
                                   By: Oak Hill Securities MGP, Inc.,
                                       its General Partner


                                By: /s/ Scott D. Krase
                                   ---------------------------------------------
                                   Name: Scott D. Krase
                                   Title: Vice President

                                OAK HILL SECURITIES FUND II, L.P.
                                   By: Oak Hill Securities GenPar II, L.P.
                                       its General Partner

                                   By: Oak Hill Securities MGP II, Inc.,
                                       its General Partner

                                By: /s/ Scott D. Krase
                                   ---------------------------------------------
                                   Name: Scott D. Krase
                                   Title: Vice President

                                OPPENHEIMER SENIOR FLOATING RATE FUND

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                PILGRIM PRIME RATE TRUST
                                   By: Pilgrim Investments Inc.,
                                       as its Investment Manager

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                                PILGRIM SENIOR INCOME FUND
                                   By: Pilgrim Investments, Inc.,
                                       as its investment manager

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                KZH LANGDALE LLC

                                By: /s/ Virginia Conway
                                   ---------------------------------------------
                                   Name: Virginia Conway
                                   Title: Authorized Agent

                                RABOBANK NEDERLAND

                                By: /s/ Juliana Sagona Long
                                   ---------------------------------------------
                                   Name: Juliana Sagona Long
                                   Title: Vice President

                                By: /s/ James S. Cummingham
                                   ---------------------------------------------
                                   Name: James S. Cummingham
                                   Title: Managing Director

                                REGIONS BANK

                                By: /s/ James Schmolz
                                   ---------------------------------------------
                                   Name: James Schmolz
                                   Title: Vice President

                                SANKATY HIGH YIELD PARTNER II, LP

                                By: /s/ Tim Barnes
                                   ---------------------------------------------
                                   Name: Tim Barnes
                                   Title: Vice President

                                SANKATY HIGH YIELD PARTNER III, LP

                                By: /s/ Tim Barnes
                                   ---------------------------------------------
                                   Name: Tim Barnes
                                   Title: Vice President



                                GREAT POINT CLO 1999-1 LTD
                                By: Sankaty Advisors, Inc. as Collateral
                                    Manager

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                STANFIELD CLO, LTD.
                                   By: Stanfield Capital Partners LLC
                                       as its Collateral Manager

                                By: /s/ Christopher A. Bondy
                                   ---------------------------------------------
                                   Name: Christopher A. Bondy
                                   Title: Partner

                                STANFIELD ARBITRAGE CDO, LTD.
                                   By: Stanfield Capital Partners LLC
                                       as its Collateral Manager

                                By: /s/ Christopher A. Bondy
                                   ---------------------------------------------
                                   Name: Christopher A. Bondy
                                   Title: Partner

                                STEIN ROE FLOATING RATE LIMITED
                                   LIABILITY COMPANY

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                LIBERTY - STEIN ROE ADVISOR
                                   FLOATING RATE ADVANTAGE FUND

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                SRF TRADING, INC.

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                STEIN ROE - SRF 2000 LLC

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                STEIN ROE & FARNHAM CLO I LTD.

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                THE SUMITOMO TRUST & BANKING CO,
                                   LTD.

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                THERMOPYLAE FUNDING CORP.

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                TORONTO DOMINION (NEW YORK), INC.


                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                TRANSAMERICA BUSINESS CREDIT

                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                                COLUMBUS LOAN FUNDING LTD.

                                By: /s/ Teresa M. Torrey
                                   ---------------------------------------------
                                   Name: Teresa M. Torrey
                                   Title: Second Vice President

                                TRAVELERS CORPORATE LOAN FUND, INC.

                                By: /s/ Teresa M. Torrey
                                   ---------------------------------------------
                                   Name: Teresa M. Torrey
                                   Title: Second Vice President

                                THE TRAVELERS INSURANCE COMPANY

                                By: /s/ Teresa M. Torrey
                                   ---------------------------------------------
                                   Name: Teresa M. Torrey
                                   Title: Second Vice President

                                TRYON CLO LTD. 2000-1

                                By: /s/ John W. Stelwagon
                                   ---------------------------------------------
                                   Name: John W. Stelwagon
                                   Title: Managing Director

                                TYLER TRADING, INC.

                                By: /s/ Johnny E. Graves
                                   ---------------------------------------------
                                   Name: Johnny E. Graves
                                   Title: President